Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase for Cash
Dated November 16, 2006
by
S1 CORPORATION
of
Up to $55,000,000 in Value of Shares of its Common Stock
at a Purchase Price Not Greater Than $5.25
Nor Less Than $4.75 Per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, EASTERN
TIME, ON THURSDAY, DECEMBER 14, 2006, UNLESS THE OFFER IS EXTENDED.

The Depository for the Offer is:

By Mail or Overnight Courier:	By Hand:
American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)
Name(s) and address(es) of Registered Holder(s)	Shares Tendered Attach Additional
(Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Signed List if Necessary
Total Number
		of Shares	Number of
	Certificate	Represented by	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares
* Need not be completed by stockholders tendering solely by book-entry transfer. See appropriate boxes below.
* * Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be used if certificates for shares (as defined below) are to be forwarded herewith, or, unless an agent’s message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2

Your attention is directed in particular to the following:

1.	If you want to retain your shares, you do not need to take any action.

2.	If you want to participate in the tender offer and wish to maximize the chance of having S1 Corporation (as defined below) accept for exchange all the shares you are tendering hereby, you should check the box marked “Shares Tendered at Price Determined Under the Tender Offer” below and complete the other portions of this Letter of Transmittal as appropriate. Note that this election could have the effect of decreasing the price at which S1 Corporation purchases your tendered shares because shares tendered using this election will effectively be considered available for purchase at the minimum price of $4.75 per share. Also, note that this election could result in your shares being purchased at the minimum tender price of $4.75 per share.

3.	If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: _ _

Account Number: _ _

Transaction Code: _ _

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owners(s): _ _

Date of Execution of Notice of Guaranteed Delivery: _ _

Name of Institution that Guaranteed Delivery: _ _

If delivered by book-entry transfer, check box: ☐

Name of Tendering Institution: _ _

Account Number: _ _

Transaction Code Number: _ _

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined In the Tender Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by S1 Corporation for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
ARE BEING TENDERED

☐  $4.75

☐  $4.85

☐  $4.95

☐  $5.05

☐  $5.15

☐  $5.25

OR

(2)	SHARES TENDERED AT PRICE DETERMINED IN THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by Shareholder,” the undersigned hereby tenders shares at the purchase price, as the same shall be determined by S1 Corporation in accordance with the terms of the Offer.

☐	The undersigned wants to maximize the chance of having S1 Corporation purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the purchase price determined by S1 Corporation in accordance with the terms of the Offer. This election could have the effect of decreasing the price at which S1 Corporation purchases your tendered shares because shares tendered using this election will effectively be considered available for purchase at the minimum price of $4.75 per share. Also, note that this election could result in your shares being purchased at the minimum tender price of $4.75 per share.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

ODD LOTS
(See Instruction 14)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

In addition, the undersigned is tendering shares either (check one box):

☐	at the purchase price, as the same will be determined by S1 Corporation in accordance with the terms of the Offer (persons checking this box need not indicate the price per share above); or

☐	at the price per share indicated above in the section captioned “Price (In Dollars) per Share at Which Shares Are Being Tendered.”

CONDITIONAL TENDER
(See Instruction 13)

A tendering stockholder may condition his or her tender of shares upon S1 Corporation purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares you indicate below is purchased by S1 Corporation pursuant to the terms of the Offer, none of the shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is shares.

If, because of proration, the minimum number of shares designated will not be purchased, S1 Corporation may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box:

☐	The tendered shares represent all shares held by the undersigned.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to S1 Corporation, a Delaware corporation (“S1 Corporation” or the “Company”), the above-described shares of S1 Corporation common stock, $0.01 par value per share (the “shares”), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Company’s Offer to Purchase dated November 16, 2006 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of S1 Corporation, all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of S1 Corporation, (b) present such shares for cancellation and transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when the same are accepted for payment by S1 Corporation, S1 Corporation will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or S1 Corporation, execute any additional documents deemed by the Depositary or S1 Corporation to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby (and any and all such other shares or other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and S1 Corporation on the terms and subject to the conditions of the Offer.

It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the expiration date such person has a “net long position” in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to S1 Corporation within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to S1 Corporation within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to S1 Corporation that (a) such stockholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4. Our acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and S1 Corporation upon the terms and subject to the conditions of the Offer.

The undersigned understands that S1 Corporation will, upon the terms and subject to the conditions of the tender offer, determine a single per share purchase price, not in excess of $5.25 nor less than $4.75 per share, that it will pay for shares properly tendered and not properly withdrawn in the Offer, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that S1 Corporation will select the purchase price that will allow it to purchase up to $55,000,000 in value of shares, or such lesser amount as is properly tendered and not properly withdrawn, at prices not greater than $5.25 nor less than $4.75 per share, in the Offer, subject to its right to increase the total amount purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, “odd lot” provisions and conditional tender provisions, and that S1 Corporation will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Date (as defined in the Offer to Purchase).

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that S1 Corporation has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if S1 Corporation does not accept for payment any of the shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.
Issue: ☐ Check
☐ Certificate(s) to:

Name _ _

(Please Print)
Address: _ _

(Include Zip Code)
(Employer Identification Number
or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned at an address other than that above.
Mail: ☐ Check
☐ Certificate(s) to:

Name _ _

(Please Print)
Address: _ _

(Include Zip Code)
(Employer Identification Number
or Social Security Number)

SIGN HERE
(Also Complete Substitute Form W-9 Below)

(Signature(s) of Shareholder(s))

Dated: _ _, 2006

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Employer Identification or Social Security Number:

(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 6)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Title:

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated: _ _, 2006

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures.

No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 6.

2.  Requirements of Tender.

This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to validly tender shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the expiration date and either certificates for tendered shares must be received by the Depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the expiration date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by S1 Corporation, must be received by the Depositary prior to the expiration date and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary, in each case within three trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the Nasdaq Global Market is open for business. The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that S1 Corporation may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares.

3.  Inadequate Space.

If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4.  Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).

If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Indication of Price at Which Shares are Being Tendered.

For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under “Price (in Dollars) per Share at Which Shares are Being Tendered,” or (2) check the box in the section captioned “Shares Tendered at Price Determined In the Tender Offer” in order to maximize the chance of having S1 Corporation purchase all of the shares tendered (subject to the possibility of proration). Selecting option (2) could have the effect of decreasing the price at which S1 Corporation purchases the stockholder’s tendered shares because shares tendered using this election will effectively be considered available for purchase at the minimum price of $4.75 per share. Selecting option (2) could result in the stockholder receiving a price per share as low as $4.75. ONLY ONE BOX UNDER (1) OR (2) MAYBE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A STOCKHOLDER WISHING TO TENDER PORTIONS OF SUCH STOCKHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH STOCKHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH STOCKHOLDER’S SHARES. The same shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to S1 Corporation of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

7.  Stock Transfer Taxes.

S1 Corporation will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.  Special Payment and Delivery Instructions.

If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9.  Waiver of Conditions.

S1 Corporation reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares tendered.

10.  28% Backup Withholding.

In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that the stockholder is not subject to backup withholding. If a stockholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

A tendering stockholder is required to give the depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, these amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

Some stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and the appropriate Form W8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

11.  Requests for Assistance or Additional Copies.

Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

12.  Lost, Destroyed or Stolen Certificates.

If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at the toll-free number (800) 937-5449. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13.  Conditional Tenders.

As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether S1 Corporation accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, S1 Corporation may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, S1 Corporation will limit its purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering stockholder’s responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor. See Section 14 of the Offer to Purchase.

14.  Odd Lots.

As described in Section 1 of the Offer to Purchase, if S1 Corporation is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder’s shares at or below the purchase price. This preference will not be available unless the section captioned “Odd Lots” is completed.

15.  Stock Option Plan.

If you hold vested options to purchase the Company’s common stock, then you may exercise such vested options in accordance with the terms of the applicable stock option plan or plans and tender such shares by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER’S NAME: AMERICAN STOCK TRANSFER & TRUST CO.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number(s)

Part 2 — Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for TaxpayerIdentification Number (“TIN”)	Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.	Part 3 Awaiting TIN ☐ Part 4 Exempt TIN ☐

Signature:	Date: , 2006

Name

(Please Print)
Address

(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature: _ _      Date: _ _, 2006

The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of S1 Corporation or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

By Mail or Overnight Courier:	By Hand:

American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Attn: Reorganization Department
Attn: Reorganization Department	59 Maiden Lane
6201 15th Avenue	New York, NY 10038
Brooklyn, NY 11219

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., Inc.

470 West Avenue
Stamford, CT 06902
Banks and Brokers Call Collect: (203) 658-9400
All Others Please Call Toll Free: (800) 607-0088

The Dealer Manager for the Offer is:

SunTrust Robinson Humphrey

3333 Peachtree Road NE
11th Floor
Atlanta, GA 30326
Call: (404) 926-5250
Call Toll-Free: (866) 266-6501 (x 25250)